Exhibit 10.10 (Environmental Safeguards, Inc.)

The registrant has requested that portions of this exhibit be given confidential treatment and the registrant has filed a confidential treatment request with
the Secretary of the Commission.   In this exhibit, the registrant has omitted
such material and the registrant has marked this exhibit with a mark " ***** "to indicate where material has been omitted.



                HAZARDOUS WASTE RECYCLING SERVICES CONTRACT-U.S.


     This Hazardous Waste Recycling Services Contract-U.S. ("Contract") is entered into on the day hereinafter set forth by and between OnSite Technology LLC, an Oklahoma limited liability company ("OnSite") with offices at 2600 South Loop West, Ste 645 Houston, Texas 77054 and Rineco Chemical Industries, Inc. ("Customer") with offices at 819 Vulcan Rd, Haskell, Arkansas 72015.

            THIS CONTRACT CONTAINS PROVISIONS RELATING TO INDEMNITY
                  RELEASE OF LIABILITY AND ALLOCATION OF RISK.
                 THIS CONTRACT CONTAINS ARBITRATION PROVISIONS.


1.   THE  WORK:

     OnSite shall provide the necessary services, supplies and equipment to perform recycling services utilizing an indirect thermal desorption unit and associated equipment ("ITD Unit" or "Unit"), as specified in Exhibit A, which is attached hereto and made a part hereof (collectively the "Work"). Customer shall provide the services and supplies as specified on Exhibit A.

2.   COMPENSATION  AND  PAYMENT:

2.1 COMPENSATION: Customer shall pay OnSite for performance of Work as specified in Exhibit A plus any applicable sales, use or similar taxes.

2.2 PAYMENT: Charges for mobilization, demobilization, Work, and all other applicable charges shall be invoiced upon completion of mobilization, demobilization, completion of the Work, or at the end of the month in which such Work was performed or other charges incurred, whichever shall first occur. All invoices shall be mailed to Customer at P.O. Box 729, Haskell, Arkansas 72018.
Customer shall pay all invoices within thirty (30) days after receipt, except that if Customer disputes an invoice or any part thereof, Customer shall, within fifteen (15) days after receipt of the invoice, notify OnSite of the item disputed, specifying the reason therefore, and payment of the disputed item may be withheld until settlement of the dispute, but timely payment shall be made of any undisputed portion. All payments shall be mailed to OnSite at 2600 South Loop West, Ste 645, Houston, Texas 77054. Any sums (including amounts ultimately paid with respect to a disputed invoice) not paid within thirty (30) days shall bear interest at the rate of twelve percent (12%) per annum or the maximum legal rate, whichever is less, from the due date until paid.

2.3 ATTORNEY'S FEES: If this Contract is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought for breach of same, or sums due hereunder are collected through bankruptcy or probate proceedings, then the parties agree that the prevailing party shall be entitled to reasonable attorney's fees and costs.

3    TITLE

     Title to all materials recycled hereunder (both before, during and after recycling) and including any substances recovered during such recycling shall remain with Customer at all times. At no time shall OnSite take title to any such materials or substances.

4    COMMENCEMENT  OF  WORK  AND  TERM;  TERMINATION:

4.1 TERM FOR PILOT PROGRAM PHASE: The initial term of this Contract shall be the "Pilot Program Phase." The Pilot Program Phase shall have a term of ***** operating days from the Commencement of Pilot Program Phase. Commencement of Pilot Program Phase shall be the date on which OnSite's ITD Unit has been delivered to the Work Site and set up and OnSite is ready to begin operations, but in no event shall be later than *****. OnSite shall not deliver any
Units to the Work Site prior to notification from Customer that all permits and approvals have been obtained. In the event Customer has not obtained such
approvals  by   *****, then this Contract shall automatically terminate
effective on such date without either party having any further obligations hereunder. At the end of the Pilot Program Phase the parties shall evaluate the operating results under this Contract, specifically evaluating (i) throughput of the ITD Unit, (ii) acceptability of processed solids residue for mixing with liquids (iii) salability of the recycled liquid hydrocarbons residue and (iv) ability to process *****. If the parties in good faith determine that the results of the Pilot Program are acceptable, then the Contract shall immediately, without further action on the part of either party, progress to the "Operating Phase," otherwise, the Contract shall terminate. At any time during the Pilot Program Phase at Rineco's option Rineco can elect to move into the "Operating Phase."

4.2 TERM FOR OPERATING PHASE: Unless terminated as otherwise provided in this Contract, the Operating Phase shall have a term of ***** from the Commencement of Operations. The Commencement of Operations is defined as the date on which the Operating Phase begins and will be automatically renewed on a year to year basis for a one-year renewal term, unless either party gives the other party sixty (60) days prior notice of its intent to terminate this Contract, effective at the end of the initial term or any renewal term.

4.3 EARLY TERMINATION: Notwithstanding the provisions of Paragraphs 4.1 and 4.2, Customer or OnSite may direct the stoppage of the work and the termination of this Contract even though there has been no default on the part of the other party hereunder, by giving ninety (90) days prior written notice to the other party. In the event such notice is given, this Contract will terminate on the ninetieth (90th) day after notice is given. OnSite shall be entitled to payment in accordance with Paragraph 2.2 for all work performed under the Contract until termination.

5    INGRESS,  EGRESS  AND  WORK  SITE:

5.1 INGRESS AND EGRESS: Customer hereby assigns to OnSite all necessary rights of ingress and egress with respect to the site on which the work will be performed ("Work Site"). Should OnSite be denied free access to the Work Site for any reason not reasonably under OnSite's control, any time lost by OnSite as a result of such denial shall be paid at the applicable stand-by rate in Exhibit A.

5.2 WORK SITE: Customer shall prepare a sound Work Site adequate in size and capable of properly supporting OnSite's Unit pursuant to specifications provided by OnSite which shall be subject to OnSite's reasonable approval. It is recognized that Customer has superior knowledge of the Work Site and access routes to the Work Site and must advise OnSite of any conditions or obstructions which OnSite might encounter while in route to the Work Site or during operations hereunder. In the event the Work Site is not prepared pursuant to such specifications and loss or damage to the Unit results therefrom, Customer shall, without regard to the other provisions of this Contract, including paragraph 8.2 hereof, reimburse OnSite to the extent not covered by OnSite's insurance, for all such loss or damage.

6    WORK  METHODS  AND  PRACTICES:

6.1 COMPLIANCE WITH LAW: Each party hereto agrees to comply with all material laws, rules and regulations of any state, federal or local governmental authority which are now or may become applicable to that party's operations covered by or arising out of the performance of this Contract. In the event any provision of this Contract is inconsistent with or contrary to any applicable federal, state or local law, rule or regulation, said provision shall be deemed to be modified to the extent required to comply with said law, rule or regulation and as so modified said provision and this Contract shall continue in full force and effect.

6.2 PERMITS: Permits required for the Work shall be provided by the party specified in Exhibit A.


6.3  SAMPLING  AND  TESTING:

          6.3.1 PILOT PROJECT PHASE: During the Pilot Project Phase the Work shall be sampled and tested based upon a protocol agreed to in advance by OnSite and Customer. The protocol shall be subject to change by agreement of the parties, during the Pilot Project Phase. Customer shall bear the cost of the testing agreed to in the protocol. At or before the completion of the Pilot Project Phase, OnSite and Customer shall agree to the Inlet Specifications for the metal strips which may be processed as part of the material to be remediated. Unless and until such an agreement is entered into, the Operating Phase shall not commence. OnSite shall pay for any additional testing that OnSite requires. Both parties shall have access to the results of testing performed during the Pilot Project Phase.

          6.3.2 OPERATING PHASE: All materials recycled as part of the Work shall be sampled and tested by the methods and with the frequency agreed to by the parties. Customer shall directly pay for or reimburse OnSite for all costs of such sampling and testing. IF REQUESTED BY EITHER PARTY, SPLIT SAMPLES SHALL BE TAKEN FOR ALL TESTING AND ONE SAMPLE RETAINED BY THE THIRD PARTY LAB OR OTHER DESIGNATED PARTY FOR THIRTY (30) DAYS. CUSTOMER SHALL HAVE THIRTY-SIX (36) HOURS AFTER RECYCLING OF EACH BATCH OF MATERIALS IN WHICH TO PULL TEST SAMPLES FROM SUCH BATCH. (AFTER THIRTY-SIX (36) HOURS THE MATERIALS WILL BE MOVED AND TEST RESULTS COULD BE INACCURATE.) CUSTOMER SHALL FURTHER HAVE SEVEN (7) BUSINESS DAYS FROM WHEN EACH SAMPLE IS PULLED IN WHICH TO HAVE THE SAMPLES TESTED AND REPORT SUCH TEST RESULTS BACK TO ONSITE. CUSTOMER ACCEPTS AND WAIVES THE RIGHT TO REJECT ANY WORK THAT IS NOT, SAMPLED, TESTED AND/OR REPORTED BACK TO ONSITE WITHIN THE AGREED TIME PERIOD.

6.4 MEASUREMENT: All materials recycled as part of the Work shall be measured by Customer at Customer's expense prior to recycling and remediating. The method of measurement shall be as specified in Exhibit A, Section #2.

6.5 PERSONNEL TRAINING: All of OnSite's personnel that will operate its Unit will be HAZWOPER certified under 29 CFR 1910.120. If requested by the Customer, OnSite's personnel will be H2S certified.

6.6 DRUG, ALCOHOL AND FIREARM POLICY: OnSite has adopted a program to ensure a drug, alcohol and firearm free Work Site. A copy of the policy is available from OnSite.

6.7 HOURS OF OPERATION: Unless otherwise agreed to in writing by the parties, OnSite's ITD Unit shall operate twenty-four (24) hour per day seven (7) days per week.

7    WARRANTIES:

7.1 CUSTOMER'S WARRANTIES: Customer warrants that the materials to be recycled by OnSite as part of the Work hereunder do not exceed the maximum inlet specifications contained in Exhibit A. Customer further warrants that the materials to be recycled do not materially differ from any other specifications contained in the scope of Work in Exhibit A.

7.2  ONSITE  WARRANTIES:  *****.

7.3 ONSITE WARRANTY DISCLAIMER: ONSITE WILL WORK WITH CUSTOMER AND TAKE DIRECTION FROM CUSTOMER WITH REGARD TO OPERATING TEMPERATURE BUT SUCH TEMPERATURE SHALL NOT EXCEED ***** DEGREES. ONSITE THEREFORE MAKES NO WARRANTY EITHER EXPRESS OR IMPLIED IN LAW WITH REGARD TO THE OUTLET SPECIFICATIONS OF THE RECYCLED MATERIALS.

8    INSURANCE,  INDEMNIFICATION,  RELEASE  AND  RISK  OF  LOSS:

8.1 INSURANCE: During the term of this Contract, OnSite shall, at OnSite's expense, maintain with an insurance company or companies authorized to do business in the state where the Work is to be performed, insurance coverages of the kind and in the amounts set forth below, insuring the liabilities specifically assumed by OnSite in this Contract. OnSite shall, if requested to do so by Customer, procure from the company or companies writing said insurance a certificate or certificates that said insurance is in full force and effect and that the company or companies writing said insurance shall endeavor to give thirty (30) days prior notice to Customer of cancellation or material change to the insurance. For liabilities assumed hereunder by OnSite, its insurance shall be endorsed to provide that the underwriters waive their right of subrogation against Customer. Customer will, as well, cause its insurer to waive subrogation against OnSite for liability it assumes and shall maintain, at Customer's expense, or shall self insure, insurance coverage of the same kind and in the same amount as is required of OnSite, insuring liabilities specifically assumed by Customer under this Contract:

          8.1.1 Adequate Workers' Compensation Insurance complying with applicable state laws or Employers' Liability Insurance with limits of $1,000,000.

          8.1.2 Comprehensive Public Liability Property Damage Insurance or Public Liability Property Damage Insurance with a $1,000,000 combined single limit; this policy includes Pollution Liability.

          8.1.3 Automobile Public Liability Insurance with a $1,000,000 combined single limit death or injury and Automobile Public Liability Property Damage Insurance with a $1,000,000 combined single limit.

8.2  INDEMNIFICATION

          8.2.1 OnSite's Unit: OnSite shall assume liability at all times for, and shall protect, defend and indemnify Customer, its officers, directors, employees and agents from and against all claims, demands, and causes of action of every kind and character resulting from, damage to or destruction of OnSite's Unit and/or property or the equipment and/or property of any of OnSite's subcontractors, if any, regardless of when or how such damage or destruction occurs unless such damage or loss is due to the gross negligence or willful misconduct of Customer, and OnSite shall release Customer of any liability for any such loss, except loss or damage under paragraph5.2.

          8.2.2 Customer's Equipment: Customer shall assume liability at all times for, and shall protect, defend and indemnify OnSite, its officers, directors, employees, members, managers and agents from and against all claims, demands, and causes of action of every kind and character resulting from, damage to or destruction of Customer's equipment and/or property or the equipment and/or property of any of Customer's contractors (other than those covered by the provisions of paragraph 8.2.1), or Customer's client, if any, regardless of when or how such damage or destruction occurs unless such damage or loss is due to the gross negligence or willful misconduct of OnSite, and Customer shall release OnSite of any liability for any such loss.

          8.2.3 OnSite agrees to indemnify, save harmless and defend Customer from and against any and all liabilities, penalties, forfeitures, suits, losses, damages and costs and expenses (including costs of defense, settlement, and reasonable attorney fees ), which Customer may hereafter incur or become responsible for, as a result of death or bodily injury to any person, (including the employees of each party hereto and the employees of their subcontractors), destruction or damage to or loss of use of any property other than set forth in 8.2.1 and 8.2.2 or contamination of or adverse effects on the environment to the extent directly caused by: the negligence or intentional misconduct of OnSite, its employees, agents, representatives, or subcontractors in the performance of this Contract, provided, however, that such indemnification shall not apply to the extent such liabilities result from Customer's negligence or intentional misconduct or from a breach of this Contract by Customer.

          8.2.4 Customer agrees to indemnify, save harmless and defend OnSite from and against any and all liabilities, penalties, forfeitures, suits, losses, damages and costs and expenses (including costs of defense, settlement, and reasonable attorney fees ), which OnSite may hereafter incur or become responsible for, as a result of death or bodily injury to any person, (including the employees of each party hereto and the employees of their subcontractors), destruction or damage to or loss of use of any property other than set forth in 8.2.1 and 8.2.2 or contamination of or adverse effects on the environment to the extent directly caused by: the negligence or intentional misconduct of Customer, its employees, agents, representatives, or subcontractors in the performance of this Contract provided that such indemnification shall not apply to the extent such liabilities result from OnSite's negligence or intentional misconduct or from a breach of this Contract by OnSite.

          8.2.5 In the event that any claim for indemnification hereunder is contributed to the negligence or intentional misconduct of both OnSite and Customer, the parties agree that any and all liabilities, penalties, forfeitures, losses, damages and costs and expenses (including costs of defense, settlement, and reasonable attorney, ) shall be apportioned among the parties on the basis of their comparative degrees of fault which shall be determined in the absence of agreement by the parties through binding arbitration pursuant to
          Section  13.  hereunder.

8.3 EXCLUDED MATERIALS: NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT CUSTOMER SHALL RELEASE ONSITE OF ANY LIABILITY FOR, AND SHALL PROTECT, DEFEND AND INDEMNIFY ONSITE, ITS OFFICERS, DIRECTORS, EMPLOYEES, MEMBERS AND MANAGERS FROM AND AGAINST ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER, WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF OR THE NEGLIGENCE OF ANY PARTY OR PARTIES, ARISING IN CONNECTION WITH NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM"), NARM, HIGH LEVEL RADIOACTIVE WASTE, LOW LEVEL RADIOACTIVE WASTE, MIXED WASTE, OR PCBS ("COLLECTIVELY "EXCLUDED MATERIALS"). Customer shall also provide OnSite with all pertinent information with regard to Excluded Materials at the site where the Work shall be performed.

8.4 CONSEQUENTIAL DAMAGES: Neither party shall be liable to the other for special, indirect or consequential damages resulting from or arising out of this Contract, including, without limitation, loss of profit or business interruptions including loss or delay of production, however same may be caused.

8.5 INDEMNITIES: The indemnities and releases and assumptions of liability extended by the parties hereto under the provisions of Article 8 shall inure to the benefit of the parties, their parent, holding and affiliated companies and their respective officers, directors, employees, members, managers, agents and servants. EXCEPT AS OTHERWISE EXPRESSLY LIMITED HEREIN IN 8.2.3 AND 8.2.4, IT IS THE INTENT OF PARTIES HERETO THAT ALL INDEMNITY OBLIGATIONS, RELEASES AND LIABILITIES ASSUMED BY SUCH PARTIES UNDER TERMS OF THIS CONTRACT, INCLUDING WITHOUT LIMITATION 8.2.1 and 8.2.2 HEREOF, BE WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF (INCLUDING PREEXISTING CONDITIONS), THE UNSEAWORTHINESS OF ANY VESSEL OR VESSELS, STRICT LIABILITY, BREACH OF CONTRACT, BREACH OF WARRANTY, VIOLATION OF STATUTE OR REGULATION OR THE NEGLIGENCE OF ANY PARTY OR PARTIES, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE. The terms and provisions of paragraph 8.2 shall have no application to claims or causes of action asserted against Customer or OnSite by reason of any agreement of indemnity with a person or entity not a party hereto.

8.6  *****:

     8.6.1    *****

     8.6.2.    *****

9    WAIVER,  AMENDMENTS  AND  ASSIGNMENT:

9.1 NO WAIVER: No waiver by any party of any default by any other party in the performance of any provision, condition or requirement herein shall be deemed to be a waiver of, or in any manner release the other party from, performance of any other provision, condition or requirement herein, nor deemed to be a waiver of, or in any manner release the other party from, future performance of the same provision, condition or requirement; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right or any like right accruing to it thereafter.

9.2 AMENDMENT: No amendment to this Contract shall be effective unless in writing and signed by a duly authorized agent or representative of each party.

9.3 ASSIGNMENT: Neither party may assign this Contract without the prior written consent of the other, which consent will not be unreasonably withheld. Notwithstanding the preceding sentence, either party may assign this Contract to an affiliate (an entity which is more than 50% owned and controlled by a party) or to a third party acquirer in the event of a sale or other disposition of substantially all the assets of a party.

9.4 SURVIVAL: The rights and obligations under paragraphs 8.2 through 8.6 and paragraph 16 shall survive the termination or assignment of this Contract.

9.5 SEVERABILITY: In the event any provision of this Contract should be deemed inconsistent with or contrary to any federal, state or municipal law, rule or regulation, said provision shall be deemed modified to the least extent necessary to be valid or, if not possible, deleted and this Contract shall continue in full force and effect without affecting the enforceability of the remaining provisions, duties and liabilities set forth herein.

9.6 MERGER: This Contract contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and all prior and/or contemporaneous understandings and agreements shall merge herein. There are no additional terms, whether consistent or inconsistent, oral or written, which are intended to be part of the parties' understanding except as contained in this Contract.

9.7 MULTIPLE COUNTERPARTS: This Contract may be executed in several counterparts, each of which shall be an original, and all of which, when taken together, shall constitute but one and the same agreement.

9.8 RIGHTS OF CREDITORS AND THIRD PARTIES UNDER CONTRACT: This Contract is entered into between for the exclusive benefit of the parties hereto. This Contract is expressly not intended for the benefit of any creditor of any of the parties or any other person.

9.9 FACSIMILE SIGNATURE: This Contract shall be effective and deemed executed for all purposes and with all formalities with the facsimile signature of any of the parties and shall be deemed an original for all purposes.

10   FORCE  MAJEURE:

     Neither party shall be liable to the other for any delays or damage or any failure to act due, occasion or caused by reason of any laws, rules, regulations or orders promulgated by any federal, state or local governmental body or the rules, regulations or orders of any public body or official purporting to exercise authority or control respecting the operations covered hereby, including the procurement or use of tools and equipment, or due, occasioned or caused by strikes, action of the elements, water conditions, inability to obtain fuel or other critical materials, or other causes beyond the control of the party affected thereby. In the event that either party hereto is rendered unable, wholly or in part, by any of these causes to carry out its obligations under this Contract, it is agreed that such [party shall give notice and details of Force Majeure in writing to the other party as promptly as possible after its occurrence. Except as otherwise provided herein, in such cases the obligations of the party giving the notice shall be suspended during the continuance of any inability so caused. In the event the force majeure is not reasonably expected to be removed within ninety (90) days, either party may terminate this Contract at the end of said ninety (90) day period.


     GOVERNING  LAW:

     THIS CONTRACT SHALL BE CONSTRUED, GOVERNED, INTERPRETED, ENFORCED AND LITIGATED, AND THE RELATIONS BETWEEN THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF TEXAS.
               -----

11   ARBITRATION:

     Any and all disputes, controversies or claims arising out of or in connection with this Contract or the breach, termination, validity thereof, or the Work performed hereunder shall be settled by final and binding arbitration in accordance with the American Arbitration Association rules as presently in force. This reference to arbitration shall be enforceable and judgment upon any award rendered in any such arbitration may be entered in any court of competent jurisdiction. Notwithstanding any provisions of local, state, federal, national, international or other applicable law, the parties agree that the arbitrators cannot award exemplary damages.

     The appointing authority shall the American Arbitration Association. The arbitration shall be heard and determined by one arbitrator. The arbitrator shall be named by the appointing authority. The place of arbitration shall be Houston, Texas or such other location mutually agreed upon by the parties. The English language shall be used in the arbitral proceedings. The award shall be made and payable in U.S. dollars free of any tax or other deductions. The award may include interest from the date of any breach or other violation of this Contract. The arbitrators shall fix the appropriate rate of interest from the date of the breach or other violation to the date that the award is paid in full. In no event, however, should the interest rate during such period be lower than the prime commercial lending rate for favored borrowers announced from time to time by the Wall Street Journal.

     A legal representative is authorized to act for and bind the party and to receive documents on behalf of the party. A legal assistant does not possess these powers held by a legal representative. The claimant is required to include the last known address versus the current address of the respondent party in the statement of claim. The claimant is required to include only those points of issue known by reasonable investigation at the time of the filing of the statement of claim. The parties may stipulate whether discovery will be limited or broad ranging. If the parties fail to so stipulate, the appointing authority will determine the method of discovery that will be used. Parties may use rebuttal witnesses upon reasonable notice to both the opposing party and the arbitration panel. Parties may also introduce expert witnesses. All notices to be given in connection with the arbitration shall be in writing.

12   SECURITY:

     Customer shall provide, at its sole cost, adequate security to protect and secure OnSite's personnel and ITD Unit in the area where the Work is being performed.

13   INDEPENDENT  CONTRACTOR

     In the performance of any Work by OnSite for Customer, OnSite shall be deemed to be an independent contractor, with the authority and right to direct and control all of the details of the Work, Customer being interested only in the results obtained. However, all Work contemplated shall meet the approval of Customer and shall be subjected to the general right of inspection. Customer shall have no right or authority to supervise or give instructions to the employees, agents, or representative of OnSite, but such employees, agents or representatives at all times shall be under the direct and sole supervision and control of OnSite.

14   NOTICES:

     All notices to be given with respect to this Contract, unless otherwise provided for, shall be given in writing to the Customer and the OnSite respectively at the addresses herein above shown. Notice may be given by fax, overnight delivery and/or registered or certified mail. Notice shall be effective upon delivery. Either party may change the address for notice by giving the other party written notice.

15   CONFIDENTIALITY:

     All confidential information obtained by OnSite in the conduct of its operations hereunder or supplied by Customer in connection with the Work shall be treated as confidential and shall not be divulged by OnSite to any third party during the term of this Contract and for five years thereafter and shall not be used by OnSite for any purpose other than fulfilling its obligations under this Contract. All confidential information obtained by Customer with regard to the Work hereunder or supplied by OnSite in connection with the Work, including all technical information regarding OnSite's ITD Unit, indirect thermal desorption or other process used by OnSite during the Work, shall be treated as confidential and shall not be divulged by Customer to any third party during the term of this Contract and for five years thereafter and shall not be used by Customer for any purpose other than fulfilling its obligations under this Contract. The provisions of this paragraph shall survive any termination or assignment of this Contract. OnSite and Customer shall take all reasonable efforts to insure that their respective employees, members, managers, agents, representatives and/or subcontractors shall also be bound by this paragraph. For purposes of this Contract confidential information shall be defined as plans, technical information, process diagrams or plans, equipment designs, process procedures and systems, suppliers, facilities, know-how, technique, drawings, specifications, data, financial information and other documentation or information, in oral, written or digital form which is either non public, confidential or proprietary in nature produced or communicated by either party (the "communicating party") to the other party (the "receiving party") which constitute valuable trade secrets and are considered by the communicating party to be confidential and proprietary. Confidential information shall not include: (i) information which at the time of disclosure is or thereafter becomes within the public domain other than by reason of the receiving party's breach of this Contract; (ii) information which prior to disclosure hereunder was in the receiving party's possession without violation of any secrecy obligation to the communicating party either directly or indirectly; (iii) information which subsequent to disclosure hereunder is obtained by the receiving party from a third party who is lawfully in possession of such information and which information is not subject to restrictions on disclosure or use; or (iv) the results of the testing performed under this Contract, which the parties agree shall be subject to public disclosure.

This Contract is agreed to and accepted by the parties on this _____ day of _____________________, 2003.

                    Rineco  Chemical  Industries,  Inc.

                                   -------------------------
                                   By:
                                   Title:

                                   OnSite  Technology  LLC


                                   -------------------------
                                   By:
                                   Title:

                                    EXHIBIT A

HAZARDOUS WASTE RECYCLING SERVICES CONTRACT - DATED ____________________________ BETWEEN ONSITE TECHNOLOGY LLC AND RINECO CHEMICAL INDUSTRIES INC.

              SPECIFICATIONS, COMPENSATION AND SPECIAL PROVISIONS

1.   SCOPE  OF  WORK

     The operation, supervision and maintenance of one (1) OnSite Technology Indirect Thermal Desorption Series 6000 System at Customer's facility in Haskell, Arkansas, USA.

     PILOT PROJECT PHASE -During the ***** operating ***** period of the Pilot Project Phase, the ITD Unit will recycle various batches of *****
waste  with  the  resulting  recycled  materials  consisting  of  liquid
hydrocarbons  and  solids.  The  batches  of   *****  waste  will  be
recycled  at  varying  temperatures  to  determine  the most efficient recycling
parameters  but  in  no  event  shall  the  temperature  exceed   *****
degrees.

     OPERATING PHASE-Recycling of ***** waste with the resulting recycled materials consisting of liquid hydrocarbons, solids and metal.

2.   INLET  SPECIFICATIONS:
Customer represents that petroleum contamination levels of the material to be remediated and recycled are less than ***** parts per million total petroleum hydrocarbons (volume). Saturation levels (other than total petroleum hydrocarbons) of material to be remediated and recycled do not exceed ***** (by
                                                                       -----
volume).  COMBINED  TOTAL  LIQUID  SATURATION  LEVELS  SHALL NOT EXCEED ***** BY
                                                                        -----
VOLUME.


     Customer represents that the materials to be recycled will consist of industrial hazardous waste, but will not contain any NORM (except exempt levels), NARM, high level radioactive waste, low level radioactive wastes, mixed wastes or PCBs. Debris contained in materials to be recycled shall be ***** by ***** inch strips of ***** or will not exceed ***** in diameter. As required by
Section 6.3.1 of the Contract, the Operating Phase shall not commence until OnSite and Customer have entered into a written agreement as to the dimensions of the ***** which will be included in the materials to be recycled and such written agreement shall become part of the Inlet Specifications. The total sulfur content shall be less than ***** ppm (Wt) [or ***** by weight]. Customer will provide OnSite with a waste characterization of each batch of waste submitted to OnSite for recycling.

     Feed  Specifications:   *****  Waste

Measurement:  Method  to  be  determined  and  agreed  to  between  the parties.

3.   OUTLET  SPECIFICATIONS  AND  TESTING:

     PILOT PROJECT PHASE: There are no outlet specifications set for the Pilot Project Phase. The testing during the phase shall be based on the protocol defined by Customer and agreed upon by the parties.

     OPERATING PHASE: Outlet material will consist of recycled liquid hydrocarbons, recycled water and recycled solids. OnSite shall not be required to meet any specific level of total petroleum hydrocarbons in the recycled solids.

4.   DISPOSITION  OF  TREATED  MATERIALS:

     Recycled liquid hydrocarbons and water shall be returned to Customer. Recycled solid materials shall be disposed of by Customer.

5.   COMPENSATION:

     OnSite  shall  be paid the following rates for the Work performed under the
Contract:

     a. MOBILIZATION: Customer shall provide all required and necessary transportation to mobilize OnSite's equipment from their Houston, Texas location to Haskell, Arkansas and pay OnSite a mobilization fee of *****.

     b. DEMOBILIZATION: Customer shall provide all required and necessary transportation to demobilize OnSite's equipment from their Haskell, Arkansas location to Houston, Texas and pay OnSite a demobilization fee of *****.

     c. MOVING RATE: During the time, if any, that OnSite's Unit is in transit between two of Customer's Work Sites, Customer shall pay OnSite the out of pocket cost of said move plus the applicable Stand by Rate as set forth below.

     d. PILOT PROJECT PHASE-RATE: During the Pilot Project Phase of this Contract Customer shall pay OnSite ***** for testing. In no event shall the Pilot Project Phase exceed ***** calendar days.

     e. OPERATING PHASE-RATE MONTHLY RATE: During the Operating Phase of this Contract, Customer shall pay OnSite a base rate of ***** per ITD Unit per calendar month plus ***** per ton for all material processed in excess of ***** tons per month. OnSite shall guarantee to process a minimum of ***** tons per calendar month of the material described in article two (2) above (INLET SPECIFICATIONS) and discharge temperatures not to exceed ***** degrees. The base rate shall become applicable from the Commencement of Operations and continue to be applicable until termination of this Contract, including during any period in which the unit is Moving.

     f. FORCE MAJEURE RATE. The force majeure rate per twenty-four (24) hour day (unmanned) per ITD unit shall be *****. The force majeure rate shall be in effect when Work is unable to proceed due to force majeure as defined in the Contract.

     g. REIMBURSABLE RATE: Customer shall reimburse OnSite for the costs of material, equipment, Work or services which are to be furnished by Customer as provided for herein but which for convenience are actually furnished by OnSite at Customer's request, plus 20% for such cost of handling.

     h. OPEN SHOP LABOR: OnSite's bid is based on using open shop labor. Should conditions require the use of union labor, OnSite's price will be adjusted.

6.   PERMITS

     OnSite  shall  provide  the  following  permits:  NONE

     Customer  shall  provide  the  following  permits:  ALL

7.     EQUIPMENT,  MATERIALS  AND  SERVICES TO BE FURNISHED BY DESIGNATED PARTY:

     The machinery, equipment, tools, materials, supplies, instruments, services and labor hereinafter listed, including any transportation required for such items, shall be provided at the Work Site at the expense of the party designated by an X in the appropriate column.



     ITEM                                                                     CUSTOMER  OnSite
     -----------------------------------------------------------------------  --------  ------


 1.  Complete Indirect Thermal Desorption Unit & Condenser                                X
---  -----------------------------------------------------------------------  --------  ------

 2.  Machinery to load and move contaminated and recycled material
     (manned and maintained)                                                     X
---  -----------------------------------------------------------------------  --------  ------

 3.  Furnish and maintain adequate ingress and egress to Work Site               X
---  -----------------------------------------------------------------------  --------  ------

 4.  Clear and grade Work Site and provide site for Unit                         X
---  -----------------------------------------------------------------------  --------  ------

 5.  Hazwoper 29 CFR 1910.120 training                                                    X
---  -----------------------------------------------------------------------  --------  ------

 6.  Petroleum Industry Safety Training Program (16 hour OSHA approved)                   X
---  -----------------------------------------------------------------------  --------  ------

 7.  Additional customer required training & specialty safety equipment
     (Including H2S training)                                                    X
---  -----------------------------------------------------------------------  --------  ------

 8.  Fuel-Diesel or natural gas at 5 psi                                         X
---  -----------------------------------------------------------------------  --------  ------

 9.  Fuel tanks and Fuel lines to Unit                                           X
---  -----------------------------------------------------------------------  --------  ------

10.  Water and water lines to Unit                                               X
---  -----------------------------------------------------------------------  --------  ------

11.  Toilet Facilities                                                           X
---  -----------------------------------------------------------------------  --------  ------

12.  Trash receptacle                                                            X
---  -----------------------------------------------------------------------  --------  ------

13.  Catering for OnSite personnel                                                        X
---  -----------------------------------------------------------------------  --------  ------


                                       13

     ITEM                                                                     CUSTOMER  OnSite
     -----------------------------------------------------------------------  --------  ------

14.  Living Quarters for OnSite personnel                                                 X
---  -----------------------------------------------------------------------  --------  ------

15.  Phone and Fax/ Long Distance Services                                       X
---  -----------------------------------------------------------------------  --------  ------

16.  Communications equipment for OnSite operations- phone and fax               X
---  -----------------------------------------------------------------------  --------  ------

17.  Sand or soil to add to materials to be recycled, if necessary               X
---  -----------------------------------------------------------------------  --------  ------

18.  Lines from condenser to recycled storage                                    X
---  -----------------------------------------------------------------------  --------  ------

19.  Storage vessels (tanks) for and disposal of recycled liquids (oil and
     water)                                                                      X
---  -----------------------------------------------------------------------  --------  ------

20.  Storage vessels for and disposal of recycled solids                         X
---  -----------------------------------------------------------------------  --------  ------

21.  Water for rehydration
     (including tankage and transportation if needed)                            X
---  -----------------------------------------------------------------------  --------  ------

22.  Electric power for OnSite Unit/ Requires.  If utility power is used as main supply then a back up generator may be required for emergency shut downs.
                                                                                 X
---  -----------------------------------------------------------------------  --------  ------

23.  Operators and assistants for operation of OnSite Unit                                X
---  -----------------------------------------------------------------------  --------  ------

24.  Any site specific transportation moves, if applicable                       X
---  -----------------------------------------------------------------------  --------  ------

25.  Site security                                                               X
---  -----------------------------------------------------------------------  --------  ------

26.  First aid and/or medical attention at site                                  X
---  -----------------------------------------------------------------------  --------  ------

27.  Office Space (heated and air conditioned)                                   X
---  -----------------------------------------------------------------------  --------  ------

28.  Storage and Staging area for materials to be recycled                       X
---  -----------------------------------------------------------------------  --------  ------


                                       14

     ITEM                                                                     CUSTOMER  OnSite
     -----------------------------------------------------------------------  --------  ------

29.  Any additional facilities, materials or equipment required to meet
     governmental standards including carbon filter and/or thermal oxidizer      X
---  -----------------------------------------------------------------------  --------  ------

30.  Carbon filtration System or thermal oxidizer for non-condensed VOC's
     from secondary off-gas of required                                          X
---  -----------------------------------------------------------------------  --------  ------

31.  Fresh Water Tanks if Required                                               X
---  -----------------------------------------------------------------------  --------  ------

32.  Transportation of Fresh Water if Required                                   X
---  -----------------------------------------------------------------------  --------  ------

                                    EXHIBIT B

The following clauses, when required by law, are incorporated in the Contract by reference as if fully set out:

1.   The  Equal  Opportunity  Clause  prescribed  in  41  CFR  60-1.4.

2. The Affirmative Action Clause prescribed in 41 CFR 60-250.4 regarding veterans and veterans of the Viet Nam era.

3. The Affirmative Action Clause for handicapped workers prescribed in 41 CFR 60-741.4.

4. The Certification of Compliance with Environmental Laws prescribed in 40 CFR 15.20.